SUMMARY PROSPECTUS
TRAOX
March 1, 2015

T. Rowe Price Asia Opportunities Fund
A fund seeking long-term growth of capital through investments in stocks of Asian companies (excluding Japanese companies).

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2015, and Statement of Additional Information, dated March 1, 2015.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.79%

Distribution and service (12b-1) fees	0.00%

Other expenses	2.13%[b]

Total annual fund operating expenses	2.92%

Fee waiver/expense reimbursement	(1.77)%[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.15%[c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Other expenses are estimated for the current fiscal year.

c T. Rowe Price Associates, Inc. has agreed (through February 28, 2017) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 1.15%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 1.15%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.15% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 year	3 years	5 years	10 years
$117	$557	$1,214	$2,978

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period of May 21, 2014 through October 31, 2014, the fund’s portfolio turnover rate was 35.4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks issued by companies that are located in, or that have economic ties to, Asia (excluding Japan). The fund may purchase stocks issued by companies of any size, but typically focuses its investments on large- and mid-cap stocks. The Asian countries in which the fund normally invests include, but are not limited to, the following countries:

• Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

• Others: Pakistan, Sri Lanka, and Vietnam.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund.

While the fund invests with an awareness of the outlook for industry sectors and individual countries within the region, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets or industries that appear to have poor overall prospects.

The fund does not normally emphasize either a growth or value bias in selecting investments. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify high quality companies that we believe will reliably compound earnings and sustain strong cash flows over time. We seek stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and select those stocks that we believe have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

• well-established companies with leading market positions;

Summary	3

• attractive business niche with the potential to sustain earnings even during times of slow economic growth;

• competitive advantages in an attractive industry;

• proven management with high governance standards;

• demonstrated ability to consistently increase revenues, earnings, and/or cash flows; and

• prudent capital allocation and balance sheet management.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risk The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

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Geographic concentration risk Because the fund concentrates its investments in a particular geographic region, the fund’s performance is closely tied to the social, political, and economic conditions within that region. Political developments and changes in regulatory, tax, or economic policy in particular countries within the region could significantly affect the markets in those countries as well as the entire region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Many Asian economies have at various times been negatively affected by inflation, an over-reliance on international trade, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, or natural disasters could have a significant impact on companies doing business in Asia.

Nondiversification risk As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Investment style risk The fund’s emphasis on high quality companies may cause it to underperform the broader stock market or similar funds that invest in lower quality companies since prices of higher risk stocks often rise more quickly in the early stages of a market rally. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Small- and mid-cap stock risk Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

Performance Because the fund commenced operations in 2014, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Summary	5

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-Adviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Eric C. Moffett	Chairman of Investment Advisory Committee	2014	2007

Purchase and Sale of Fund Shares

The fund requires a $1,000 minimum initial investment, and a $100 minimum subsequent investment, for individual retirement accounts, small business retirement plan accounts, and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts. For all other accounts, the fund generally requires a $2,500 minimum initial investment and a $100 minimum subsequent investment. The investment minimums may be modified for financial intermediaries that submit orders on behalf of their customers.

You may purchase, redeem, or exchange fund shares by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F104-045 3/1/15